UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 19, 2020

The Aaron’s Company, Inc.

(Exact name of registrant as specified in its charter)

Georgia	1-39681	85-2483376
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Galleria Parkway SE, Suite 300 Atlanta, Georgia		30339-3194
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:

(678) 402-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

The Aaron’s Company, Inc. (“Aaron’s” or the “Company”), a wholly-owned subsidiary of Aaron’s Holdings Company, Inc. (“Holdings”), previously filed with the U.S. Securities and Exchange Commission (the “Commission”) a registration statement on Form 10 (as amended, the “Registration Statement”) relating to the distribution by Holdings of 100% of the outstanding shares of common stock of Aaron’s (the “Distribution”) in connection with the Company’s spin-off from Holdings. The Registration Statement includes a preliminary information statement that describes the Distribution and provides information regarding the Company’s business and management. On November 19, 2020, the Commission declared the Registration Statement effective.

The final information statement, dated November 19, 2020 (the “Information Statement”), is attached hereto as Exhibit 99.1 and incorporated herein by reference.

As further described in the Information Statement, the Distribution is expected to occur at 11:59 p.m., Eastern Time, on November 30, 2020.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Information Statement of The Aaron’s Company, Inc., dated November 19, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AARON’S COMPANY, INC.

	By:	/s/ C. Kelly Wall
C. Kelly Wall
Chief Financial Officer

Date: November 19, 2020